UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2007

ALLIANCE SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	333- 135166-01	61-1412877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Marina Boulevard, Suite 100 Brisbane, CA 94005		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (650) 952-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.
99.1 The table annexed as Exhibit 99.1 hereto describes the Final Mortgage Loan Pool as of the Cut-off Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

ALLIANCE SECURITIES CORP.

By:	s/ Lisa A. Duehring
Name:	Lisa A. Duehring
Title:	President

Dated: June 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Table describing the Final Mortgage Loan Pool as of the Cut-off Date.